                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                     March 6, 2001
Commission File Number                                              333-70003-01

                    FIRST SECURITY AUTO OWNER TRUST 1999-1
            (Exact name of registrant as specified in its charter)
State of incorporation                                                  Delaware
I.R.S. Employer Identification No.                                    87-6242432
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period December 26, 2000 through January 25, 2001.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO OWNER TRUST 1999-1
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


/s/ Brad D. Hardy                                               March 6, 2001
__________________________________________________________   __________________
Brad D. Hardy                                                (Date)
Authorized Officer

EXHIBIT A


First Security Auto Owner Trust 1999-1
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.

December 26, 2000 Thru January 25, 2001
Distribution Date: 02-15-01
Statement for Class A and Class B Noteholders Pursuant                                     Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                            Class A/Class B
                                                                                                Note Amount
(i)  Principal Distribution
          Class A-1  Amount                                                                  -                 -
          Class A-2  Amount                                                                  -                 -
          Class A-3  Amount                                                        17,080,416.16           71.1684
          Class A-4  Amount                                                                  -                 -
          Class B Amount                                                              976,900.85           21.5426
(ii)  Interest Distribution
          Class A-1  Amount                                                                  -                 -
          Class A-2  Amount                                                                  -                 -
          Class A-3  Amount                                                           551,925.38            2.2997
          Class A-4  Amount                                                         1,205,400.00            4.7833
          Class B Amount                                                              106,026.81            2.3381

(iii)  Basic Servicing Fee                                                            326,582.49            0.3239
(iv)  Outstanding Advances (end of preceding collection period)                              -
(v)  Aggregate Receivables (end of preceding collection period)                   391,898,990.93

(vi)  Class A-1 Note Balance (end of Collection Period)                                      -
       Class A-1 Pool Factor (end of Collection Period)                                      -
       Class A-2 Note Balance (end of Collection Period)                                     -
       Class A-2 Pool Factor (end of Collection Period)                                      -
       Class A-3 Note Balance (end of Collection Period)                          101,613,213.43
       Class A-3 Pool Factor (end of Collection Period)                                0.4233884
       Class A-3 Note Balance (end of Collection Period)                          252,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                                1.0000000
       Class B Note Balance (end of Collection Period)                             20,228,460.49
       Class B Pool Factor (end of Collection Period)                                  0.4460776
       Total Pool Balance (end of Collection Period)                              373,841,673.92

(vii)  Realized Losses                                                                695,979.70

(viii)  Noteholders Interest Carryover Shortfall                                             -
         Noteholders Principal Carryover Shortfall                                           -

(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                -

(x)  Reserve Account Balance                                                       21,213,945.55
       Average Delinquency Ratio                                                          1.0047%
       Average Net Loss Ratio                                                             1.6890%
       Specified Reserve Account Balance                                           33,645,750.65

(xi)  Gross Loss Ratio                                                                      2.12%

